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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2003

                                 DAG Media, Inc.
             (Exact name of Registrant as specified in its charter)

         New York                     000-                   11-3474831
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)               Number)                    No.)

                               125-10 Queens Blvd.
                              Kew Gardens, NY 11415
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (718) 520-1000


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          (Former name or former address, if changed since last report)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits:

Exhibit
Number                                Description
-------                               -----------

99.1 Press release, dated May 15, 2003, announcing a correction to the Registrant's previous press release regarding results of operations for the first quarter ended March 31, 2003 - Correction.

Item 9: Regulation FD Disclosure

The information is being provided under Item 9 and Item 12: Results of Operations and Financial Condition.

      On May 15, 2003, the Registrant issued a press release correcting its previous press release dated May 13, 2003, which contained a typographical error in its Consolidated Statements of Operations for the first quarter of 2003 attached to the press release. The error, a result of an incorrect transmition by PR Newswire, was in the number of its Earnings Before Cumulative Effect of Change in Accounting Principle. The correct number is $66,039, and not $l66,039. All of the other numbers, including footings and totals, are correct as previously published, including the Net Income, $66,039, and the Net Income Per Common Share, $0.02.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    DAG Media, Inc.


Dated:  May 16, 2003                                By: Assaf Ran
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                                                        Assaf Ran
                                                        Chief Executive Officer


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